Exhibit 10.1.11

EXECUTION COPY

AMENDMENT NO. 16

Dated as of March 11, 2010

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 16 (“Amendment”) is made as of March 11, 2010 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“Amendment No. 16” means Amendment No. 16 to this Agreement, dated as of March 11, 2010, by and among the Borrowers, the Lenders party thereto and the Administrative Agent.

“Specified Pension Fund Deferral Transaction Documents Amendment Date” means the date on which the Administrative Agent receives a fully executed and effective amendment to the applicable the Specified Pension Fund Deferral Transaction Documents which amendment permits the applicability and effectiveness of Section 2.12(i)(B) hereof as set forth in Amendment No. 16 (without requiring any incremental or accelerated payment (whether of principal, interest or a fee) by the Company or any of its Subsidiaries under any Specified Pension Fund Deferral Transaction Document), all in form and substance reasonably satisfactory to the Administrative Agent.

(b) Section 2.12(a) of the Credit Agreement is hereby amended to insert the following proviso at the end of the final sentence thereof, immediately preceding the period therein:

; provided that, solely to the extent that (i) the Company certifies to the Administrative Agent in writing that the issuance of a requested Letter of Credit hereunder is necessary for a bona fide business purpose in the ordinary course of the Company’s and/or any Loan Parties’ business, consistent with past practices and (ii) after giving effect to the issuance of any such requested Letter of Credit, the aggregate face amount of all Letters of Credit outstanding pursuant to this proviso shall not exceed $10,000,000, a voluntary prepayment of Revolving Loans may be applied first to Revolving Loans outstanding which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (without a corresponding permanent reduction of the Revolving Commitments) solely for the purpose of creating concurrent unused availability under the Revolving Commitments for the concurrent issuance of such requested Letter of Credit

(c) Section 2.12(i) of the Credit Agreement is hereby restated in its entirety as follows:

(i) Notwithstanding anything to the contrary set forth in this Section 2.12, upon the consummation of the Permitted Disposition:

(A) prior to the Specified Pension Fund Deferral Transaction Documents Amendment Date, the Company shall make a prepayment in an amount equal to 100% of the Net Cash Proceeds therefrom first to prepay the outstanding Permitted Interim Loans, if any, second, to prepay the outstanding Existing Block Loans (Performance), if any, and third to prepay Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with the amount of Revolving Commitments available under such unblocked portion of the facility being decreased in like amount), and the New Revolver Reserve Amount shall be increased by an amount equal to such prepayments at such time; and

(B) on and after the Specified Pension Fund Deferral Transaction Documents Amendment Date, the Company shall make a prepayment in an amount equal to:

(1) 50% of the Net Cash Proceeds therefrom first to prepay the outstanding Existing Block Loans (Performance) (or cash collateralize Letters of Credit issued in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding, if any (with a concurrent permanent reduction of the Existing Revolver Reserve Amount (Performance) in like amount), and second to prepay (a) Revolving Loans which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (or cash collateralize Letters of Credit which were not issued in respect of the New Revolver Reserve Amount or in respect of the Existing Revolver Reserve Amount (Performance)) which are outstanding (with the amount of Revolving Commitments available under such unblocked portion of the facility being permanently reduced in like amount) and (b) Term Loans, ratably; and

(2) 50% of the Net Cash Proceeds therefrom to prepay Revolving Loans outstanding which are not New Block Loans or Existing Block Loans (Performance) or Permitted Interim Loans (without a corresponding permanent reduction of the Revolving Commitments at such time).

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(d) Section 5.01(a) of the Credit Agreement is hereby amended to delete the reference to “(without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)” appearing therein and to replace therefor a reference to “(other than in respect of the auditors’ report delivered in 2010 in respect of the fiscal year ended 2009, without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit)”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (iii) an amendment in respect of the Yellow Receivables Facility in form and substance similar to this Amendment and reasonably satisfactory to the Administrative Agent and (iv) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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5. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:
Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:
Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:
Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:
Name:
Title:

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:
Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:
Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:
Name:
Title:

UMB BANK, n.a., as a US Tranche Lender

By:
Name:
Title:

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:
Name:
Title:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:
Name:
Title:

[LENDER - INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS], as a US Tranche Lender

By:
Name:
Title: